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                                  EXHIBIT 23(b)

                         CONSENT OF ARTHUR ANDERSEN LLP
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     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 23, 1998, included in Fulton Financial Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.


Lancaster, Pennsylvania                 /s/ ARTHUR ANDERSEN LLP


 April 24              , 1998
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